UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2022
AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16753	06-1500476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300
Dallas, Texas 75019
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (866) 871-8519
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders (the "Annual Meeting") of AMN Healthcare Services, Inc. (the “Company”) held on May 6, 2022, the Company's shareholders voted on five proposals as set forth below, each of which is described in greater detail in the Company’s proxy statement filed on March 24, 2022 for the Annual Meeting (the “Proxy Statement”). The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
1.The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Jorge A. Caballero	38,256,268	181,204	41,626	2,561,267
Mark G. Foletta	38,094,281	343,564	41,253	2,561,267
Teri G. Fontenot	38,278,333	180,285	20,480	2,561,267
R. Jeffrey Harris	37,626,159	831,868	21,071	2,561,267
Daphne E. Jones	38,286,127	172,883	20,088	2,561,267
Martha H. Marsh	36,893,815	1,565,694	19,589	2,561,267
Susan R. Salka	38,117,618	341,884	19,596	2,561,267
Sylvia Trent-Adams	38,357,005	102,426	19,667	2,561,267
Douglas D. Wheat	36,989,177	1,345,613	144,308	2,561,267

2.The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the Proxy Statement. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
34,433,004	3,700,735	345,359	2,561,267

3.The approval of the AMN Healthcare Employee Stock Purchase Plan. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
38,294,732	165,694	18,672	2,561,267

4.The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
40,109,735	908,859	21,771	—

5. The shareholder proposal entitled "Special Shareholder Meeting Improvement" was not approved in accordance with the vote set forth immediately below:

For	Against	Abstain	Broker Non-Votes
10,095,061	28,308,782	75,255	2,561,267

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: May 11, 2022	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer